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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REORT): 1-23-03

AMERON INTERNATIONAL CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	1-9102	77-0100596
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Nol.)
245 South Los Robles Ave., Pasadena, California 91101 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (626) 683-4000

Item 5. Other Events

        The attached announcement was released to the news media on January 23, 2003.

Item 7.    Financial Statements and Exhibits.

        (c)    Exhibits

    99.1
    News Release dated January 23, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERON INTERNATIONAL CORPORATION
Date: January 24, 2003	By:	/s/ JAVIER SOLIS Javier Solis Senior Vice President & Secretary

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits.
SIGNATURES